UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CAESARS ENTERTAINMENT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
CAESARS ENTERTAINMENT, INC.
2025 Annual Meeting
Vote by June 9, 2025
11:59 PM ET
CAESARS ENTERTAINMENT, INC. 100 WEST LIBERTY ST., 12TH FLOOR RENO, NV 89501

V71590-P27993

You invested in CAESARS ENTERTAINMENT, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 10, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. ELECTION OF DIRECTORS

Nominees:

1a. Gary L. Carano	For

1b. Bonnie S. Biumi	For

1c. Jan Jones Blackhurst	For

1d. Frank J. Fahrenkopf	For

1e. Kim Harris Jones	For

1f. Don R. Kornstein	For

1g. Jesse Lynn	For

1h. Courtney R. Mather	For

1i. Ted Papapostolou	For

1j. Michael E. Pegram	For

1k. Thomas R. Reeg	For

1l. David P. Tomick	For

2. COMPANY PROPOSAL: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.	For

3. COMPANY PROPOSAL: RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2025.	For

4. SHAREHOLDER PROPOSAL: A SHAREHOLDER PROPOSAL REGARDING ADOPTION OF A SMOKEFREE POLICY FOR CAESARS ENTERTAINMENT PROPERTIES.	Against

NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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                    V71591-P27993